SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds- Balanced Portfolio --
Class A
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
2/7/94

TOTAL RETURN

Formula  --  Average Annual Total Return:        ERV = P(1+T)^n

n          = Number of Time Periods     1 Year   5 Years      10
Years*

P          = Initial Investment         $1,000   n/a
1,000

ERV        = Ending Redeemable Value    $1119    n/a
$1,102

T          = Average Annual
             Total Return               11.88%   n/a
6.09%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares


Interest and Dividends                  $529,333

Expenses                                $161,045

Reimbursement                                    $0

Average shares                          14,995,979

NAV                                     $9.68

Sales Charge                            5.75%

POP                                     $10.22

Yield at POP                            2.89%

               SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds -Balanced Portfolio --
Class B
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
2/11/94

TOTAL RETURN

Formula  --  Average Annual Total Return:          ERV = P(1+T)^n

n          = Number of Time Periods     1 Year     5 Years   10
Years*

P          = Initial Investment         $1,000     n/a
$1,000

ERV        = Ending Redeemable Value    $1,283     n/a
$1,116
T          = Average Annual
             Total Return                12.83%    n/a
6.87%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares


Interest and Dividends                  $573,808

Expenses                                $277,020

Reimbursement                                      $0

Average shares                          16,297,611

NAV                                     $9.64

Maximum Contingent Deferred
           Sales Charge                 5.0%

Yield at NAV                            2.28%

               SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds -Balanced Portfolio --
Class C
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
9/1/94

TOTAL RETURN

Formula  --  Average Annual Total Return:          ERV = P(1+T)^n

n          = Number of Time Periods     1 Year     5 Years   10
Years*

P          = Initial Investment         $1,000     n/a
$1,000

ERV        = Ending Redeemable Value    $1,169      n/a
$1,169

T          = Average Annual
             Total Return                16.89%    n/a
15.55%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares


Interest and Dividends                  $39,545

Expenses                                $19,588

Reimbursement                                      $0

Average shares                          1,192,583

NAV                                     $9.62

Maximum Contingent Deferred
           Sales Charge                 1.0%

Yield at NAV                            2.10%

               SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds- Balanced Portfolio --
Class M
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
2/6/95

TOTAL RETURN

Formula  --  Cumulative Total Return:   ERV = P(1+T)^n

n          = Number of Time Periods     1 Year   5 Years      10
Years*

P          = Initial Investment         n/a      n/a
1,000

ERV        = Ending Redeemable Value    n/a      n/a
$1,134

T          = Cumulative
             Total Return               n/a      n/a
13.38%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares


Interest and Dividends                  $10,294

Expenses                                $4,638

Reimbursement                           $0

Average shares                          320,034

NAV                                     $9.66

Sales Charge                                     3.50%

POP                                     $10.01

Yield at POP                            2.13%

               SCHEDULES FOR COMPUTATION OF PERFORMANCE
QUOTATIONS

Fund name: Putnam Asset Allocation Funds -Balanced Portfolio --
Class Y
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance):
7/5/94

TOTAL RETURN

Formula  --  Average Annual Total Return:          ERV = P(1+T)^n

n          = Number of Time Periods     1 Year     5 Years   10
Years*

P          = Initial Investment         $1,000     n/a
$1,000

ERV        = Ending Redeemable Value    $1,189      n/a
$1,229
T          = Average Annual
             Total Return                18.89%    n/a
16.09%*

                      *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                          POP x Average shares


Interest and Dividends                  $250,322

Expenses   $65,602

Reimbursement                           $0

Average shares                          7,401,025

NAV                                     $9.66

Yield at NAV 3.12%